--------------------------------------------------------------------------------


        FPA NEW INCOME INC.               Annual Report

        LOGO
        Distributor:

        FPA FUND DISTRIBUTORS, INC.

        11400 West Olympic Boulevard, Suite 1200
        Los Angeles, California 90064

                                          September 30, 1996


--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

   This Annual Report covers the fiscal year ended September 30, 1996. Your Fund's net asset value (NAV) per share closed at $10.97. During the fiscal year, income dividends totaling $0.66 and $0.16 in capital gains, $0.105 of which were long-term, were distributed.

      The following table shows the average annual total return for several different periods ended on that date for the Fund and several comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                         AVERAGE ANNUAL TOTAL RETURN
                                       PERIODS ENDED SEPTEMBER 30, 1996
                                       --------------------------------
                                        1 YEAR   5 YEARS     10 YEARS
                                        ------   -------     --------
FPA New Income, Inc.
  (NAV) . . . . . . . . . . . . . .     7.00%*   9.16%*      9.95%*
FPA New Income, Inc.
  (Net of Sales Charge) . . . . . .     2.19%++  8.16%++     9.45%++
Lipper Fixed-Income Fund
  Average . . . . . . . . . . . . .     5.41%    7.49%       8.02%
Lehman Brothers Government/
  Corporate Bond Index  . . . . . .     4.50%    7.65%       8.38%

      The Fund's total rate of return for the fiscal year, which reflects the change in NAV combined with the reinvestment of dividends and distributions paid, was 7.00%* versus 5.41% and 4.50% for the Lipper Fixed-Income Fund Average and Lehman Brothers Government/Corporate Bond Index, respectively. For the second half of the fiscal year, the total returns were: FPA New Income, Inc., 3.47%*; the Lipper Average, 2.73%; and the Lehman Brothers Index, 2.24%. Finally, on a calendar year-to-date basis, the total returns were: FPA New Income, Inc., 4.32%*; the Lipper Average, 1.83%; and the Lehman Bothers Index, -0.15%.

COMMENTARY

      This was a good year in terms of your Fund's relative performance. Your Fund is again one of the select few high-quality bond funds that achieved positive investment returns. The relative performance versus the Lipper Index is understated since that index has a large increment of high-yield bond funds, which, on average, had the best performance. High-quality bond funds either barely broke even or had negative returns over the past year.

      The superior performance of high-yield bond funds says something about the current investment environment. High-yield bonds (i.e., junk bonds) have been prime beneficiaries of the strong stock market. Aversion to risk is quite low in the financial markets, and the highest risk sectors among equity mutual funds have attracted the greatest capital inflows from investors this year. A similar trend is occurring among bond funds. The only area that is attracting significant capital inflow is the high-yield sector, in marked contrast to the late 1980s and early 1990s, when investors had virtually no interest in high-yield bond funds. During this period, they were actually under net redemption. This year, high-quality bond funds are barely attracting any net new inflows; your Fund has been the exception. Net new purchases have increased the Fund's size by 35% and 64%, over the past six and twelve months ended September 30, respectively.

      Your Fund's performance was enhanced by its defensive position entering 1996. This means that the portfolio's average maturity and duration (a measure of volatility) were shorter than those of the average high-quality bond fund. The Fund's investment performance would therefore be less negatively impacted should interest rates rise. Our defensiveness was in marked contrast to the overwhelming "bullishness" that existed at the beginning of the year. The consensus expected long-term rates to decline further, but this was not the case. The 30-year U.S. Treasury bond rose from just under 6% to a high of 7.2% before returning to 6.6%, as of the date of this shareholder



_______________
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the current maximum sales charge of 4.50% of the offering price
letter. As rates increased, we began to extend modestly the portfolio's duration and average maturity. During the twelve months ended September 30, 1996, the Fund's average modified duration increased from 2.94 to 4.14 years, while its average maturity shifted from 3.3 years to 4.9 years, respectively. By lengthening the portfolio's duration when long-term interest rates moved above the 7% level, we were able to lock in higher yields and better position the portfolio to benefit from a decline in rates. We outlined this strategy in our March Shareholder Letter. Unfortunately, a portion of this portfolio lengthening process was offset by the dramatic growth in your Fund's size. New cash inflows diluted the impact of recent bond purchases. Finally, exposure to convertible bonds enhanced your Fund's performance, although several positions were sold because of price appreciation. At September 30, convertibles account for 4.6% of the portfolio, the lowest exposure in years. Despite lengthening the portfolio's duration and average maturity, they still are somewhat shorter than the Lehman Brothers Index. Thus, if interest rates continue their recent decline, your Fund's future performance may possibly lag for a period of time.

      We continue to believe that longer term bond yields will move within a 6.25% to 7.5% range. Should rates move to either end of this range, we will adjust the portfolio's duration composition accordingly. Above the 7% level, we feel that we are just starting to be compensated for some of the uncertainties in the economy and the financial system. Below 6.25%, we see little margin for error.

      We are currently very frustrated bond managers and see very little reward for taking credit risk today. Yield spreads are quite narrow in virtually all sectors of the bond market. Typically, one is rewarded for taking on increasing levels of credit risk by larger and larger yield spreads. This is still true, but the differential in spreads has narrowed considerably. Because of this, the portfolio's high-yield holdings total only 4.5%.
Government/Agency securities are the dominant class, at 52.1% of the portfolio. Within that segment, mortgage-backed securities represent 89.4%. We will bide our time while waiting for better tactical investment opportunities. In light of this difficult environment, we are being forced to place a heavier emphasis on rate anticipation shifts in the portfolio's average maturity and duration composition. This is especially true given the relatively tight yield trading range. Our response has been one of deploying a "barbell" portfolio strategy, mixing longer term securities, such as mortgage-backed "Z" bonds, with varying levels of short-term liquidity, which currently total 32.1%. Depending upon the level of interest rates, we either increase or decrease one end of the "barbell."

      We still maintain a somewhat defensive portfolio structure because of the uncertainties facing the bond market. The recent bond market rally has been a function of the growing belief that the economy is slowing. Consensus expectations have been whipsawed by shifting economic statistics, with the latest indicating a slowing trend. We still believe that future economic growth will come in at somewhat higher than consensus expectations. Personal income growth, consumer confidence, low unemployment rates, and recovering foreign economies indicate that the U.S. economy is not likely to slow materially over the next six to twelve months. Should this prove true, we would anticipate upward pressures on interest rates. In addition, two other risks concern us: inflation and fiscal policy. The consensus currently believes that inflation is not a problem. We believe that we are near a point at which unit labor costs will begin rising at a faster than consensus rate. Wage pressures continue to build, as they have done for the past three years, although they have been offset by productivity growth and slower employee benefits inflation, primarily a slowing in health care cost increases. We think that much of this improvement has already occurred because of the shift of employees to health maintenance organizations. Productivity growth has also been slowing and it would be quite unusual for it to re-accelerate in the sixth year of an economic expansion. The most experienced and trained workers are already working, which leaves the least productive or unskilled to be brought into the work force. The other risk, fiscal policy, is a wild card. The rate of growth in mandatory entitlement spending is still not being addressed by the Federal government, and unless this topic is attacked earnestly in the next twelve to eighteen months, it appears nothing will then occur until after the turn of the century. Bond investors would likely regard this as negative and thus might start to build in a fiscal policy risk premium to bond yields. We will be watching closely to see how this unfolds.

         Until we get higher long-term bond yields and/or wider corporate spreads, we will wait patiently before extending the duration of the capital that you have entrusted to us, as we want to be sure that there is a sufficient margin of safety. Thank you for your support and investment in FPA New Income, Inc.

Respectfully submitted,

/s/ ROBERT L. RODRIGUEZ

Robert L. Rodriguez, C.F.A.
President and Chief Investment Officer
November 5, 1996

________________________________________________________________________________

                             HISTORICAL PERFORMANCE

   Change in Value of a $10,000 Investment in FPA New Income, Inc. vs. Lehman Brothers Government/Corporate Bond Index and Lipper Fixed-Income Fund Average from October 1, 1986 to September 30, 1996

                               9/30/86  9/30/87   9/30/88   9/30/89   9/30/90  9/30/91  9/30/92  9/30/93  9/30/94   9/30/95  9/30/96
                               -------  -------   -------   -------   -------  -------  -------  -------  -------   -------  -------
FPA New Income, Inc.             9,550    10,072    11,460   12,668    13,188   15,916  18,160   20,234    20,558   23,054   24,668
FPA New Income, Inc. (NAV)      10,000    10,547    12,000   13,265    13,809   16,666  19,016   21,188    21,527   24,140   25,830
Lehman Brothers
  Government/Corporate          10,000     9,966    11,240   12,510    13,357   15,472  17,519   19,525    18,717   21,403   22,366
Lipper Fixed-Income
  Fund Average                  10,000    10,129    11,253   12,214    12,654   14,630  16,594   18,321    18,034   20,165   21,622


Past performance is not indicative of future performance. The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Lehman Brothers Government/Corporate Bond Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Fixed-Income Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA New Income, Inc., with an ending value of $24,668, reflects deduction of the current maximum sales charge of 4.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $25,830. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                            MAJOR PORTFOLIO CHANGES
                  For the Six Months Ended September 30, 1996

                                                                                              Principal
                                                                                               Amount
                                                                                             -----------
NET PURCHASES
NON-CONVERTIBLE BONDS
Busse Broadcasting Corporation --11 5/8% 2000 . . . . . . . . . . . . . . . . . . . . . .    $ 1,000,000
Federal Home Loan Bank (Indexed Amortization Notes) --6.55% 2003 (1)  . . . . . . . . . .    $ 6,500,000
Federal Home Loan Mortgage Corporation (REMIC)--7% 2023 (1) . . . . . . . . . . . . . . .    $ 5,000,000
Federal Home Loan Mortgage Corporation (REMIC)--7 1/2% 2026 (1) . . . . . . . . . . . . .    $ 7,492,789
Federal National Mortgage Corporation (REMIC)--7% 2024 (1)  . . . . . . . . . . . . . . .    $ 9,351,511
Green Tree Financial Corporation (CMO) --6.9% 2004  . . . . . . . . . . . . . . . . . . .    $ 5,051,928
Genesco Inc. --10 3/8% 2003 (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 1,000,000
Oregon Steel Mills, Inc. --11% 2003 (1) . . . . . . . . . . . . . . . . . . . . . . . . .    $ 1,000,000
Trump Atlantic City Associates --11 1/4% 2006 (1) . . . . . . . . . . . . . . . . . . . .    $ 6,000,000

CONVERTIBLE DEBENTURE
Charming Shoppes, Inc.--7 1/2% 2006 (1) . . . . . . . . . . . . . . . . . . . . . . . . .    $ 3,000,000

NET SALES
NON-CONVERTIBLE BONDS
Federal Home Loan Mortgage Corporation (PAC-IO-REMIC) --6 1/2% 2023 . . . . . . . . . . .    $ 1,143,977
Federal Home Loan Mortgage Corporation (CMO) --8% 2010  . . . . . . . . . . . . . . . . .    $ 1,196,927
Federal National Mortgage Corporation (PAC-REMIC) --7% 2007 . . . . . . . . . . . . . . .    $   803,233
Federal National Mortgage Corporation (PAC-IO-REMIC) --6 1/2% 2009  . . . . . . . . . . .    $ 2,516,356
Government National Mortgage Association (MH) --9% 2010-11  . . . . . . . . . . . . . . .    $   514,529
Government National Mortgage Association (MH) --9 3/4% 2005-6 . . . . . . . . . . . . . .    $   441,295
Government National Mortgage Association (REMIC) --7.99125% 2010  . . . . . . . . . . . .    $   831,102

CONVERTIBLE DEBENTURES
Anacomp International, N.V. --9% 1996 (2) . . . . . . . . . . . . . . . . . . . . . . . .    $   780,000
Quantum Corporation--6 3/8% 2002 (2)  . . . . . . . . . . . . . . . . . . . . . . . . . .    $   750,000
Quantum Health Resources, Inc. --4 3/4% 2000  . . . . . . . . . . . . . . . . . . . . . .    $ 2,000,000
Storage Technology Corporation --7% 2008 (2)  . . . . . . . . . . . . . . . . . . . . . .    $ 2,500,000





(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1996

                                                                    Principal
BONDS & DEBENTURES                                                    Amount          Cost            Value
-----------------------------------------------------------------  ------------    -----------     -----------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED SECURITIES -- 46.6%
Federal Home Loan Bank (Indexed Amortization Notes)
  --6.55% 2003  . . . . . . . . . . . . . . . . . . . . . . . . .  $ 6,500,000     $ 6,437,505     $ 6,437,031
Federal Home Loan Mortgage Corporation (CMO)
  --7% 2020 . . . . . . . . . . . . . . . . . . . . . . . . . . .   16,060,000      15,681,625      15,713,706
  --8% 2010 . . . . . . . . . . . . . . . . . . . . . . . . . . .      668,073         671,414         666,820
  --8 1/2% 2024 . . . . . . . . . . . . . . . . . . . . . . . . .    5,000,000       5,031,250       5,046,875
Federal Home Loan Mortgage Corporation (PAC-REMIC)
  --7% 2008 . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,700,000       7,658,563       7,482,375
Federal Home Loan Mortgage Corporation (PAC-IO-CMO)
  --6 1/2% 2020 . . . . . . . . . . . . . . . . . . . . . . . . .    4,171,384         673,134         659,600
  --7% 2020 . . . . . . . . . . . . . . . . . . . . . . . . . . .    8,000,000       1,935,995       2,200,000
Federal Home Loan Mortgage Corporation (PAC-IO-REMIC)
  --6 1/2% 2007 . . . . . . . . . . . . . . . . . . . . . . . . .   16,722,123       2,941,808       2,947,274
  --6 1/2% 2023 . . . . . . . . . . . . . . . . . . . . . . . . .   11,856,023       1,683,533       1,719,123
Federal Home Loan Mortgage Corporation (REMIC)
  --6 1/2% 2018 . . . . . . . . . . . . . . . . . . . . . . . . .    1,500,000       1,527,188       1,449,375
  --7% 2003 . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,600,000       2,652,000       2,577,250
  --7% 2007 . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,248,912       6,174,706       6,073,161
  --7% 2008 . . . . . . . . . . . . . . . . . . . . . . . . . . .   13,221,089      13,096,827      12,752,205
  --7% 2023 . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,000,000       4,487,500       4,515,625
  --7 1/2% 2026 . . . . . . . . . . . . . . . . . . . . . . . . .    7,492,789       6,639,960       6,734,144
  --10.15% 2006 . . . . . . . . . . . . . . . . . . . . . . . . .      102,880         179,606         103,909
Federal National Mortgage Association (PAC-REMIC)
  --7% 2007 . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,467,245       2,439,489       2,397,854
  --7 3/4% 2023 . . . . . . . . . . . . . . . . . . . . . . . . .    3,500,000       3,215,625       3,430,000
  --8% 2023 . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,590,000       6,540,575       6,631,188
  --8 1/2% 2024 . . . . . . . . . . . . . . . . . . . . . . . . .    1,687,000       1,708,615       1,693,326
  --8 1/2% 2025 . . . . . . . . . . . . . . . . . . . . . . . . .   11,000,000      11,056,250      11,048,125
Federal National Mortgage Association (PAC-IO-REMIC)
  --6 1/2% 2009 . . . . . . . . . . . . . . . . . . . . . . . . .   11,976,597       1,757,544       1,800,232
  --6 1/2% 2020 . . . . . . . . . . . . . . . . . . . . . . . . .    6,000,000       1,376,741       1,381,875
  --7% 2004 . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,796,601         325,691         336,301
  --7% 2017 . . . . . . . . . . . . . . . . . . . . . . . . . . .    9,914,724       1,097,357       1,363,275
Federal National Mortgage Association (REMIC)
  --7% 2008 . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,734,854       5,684,351       5,518,819
  --7% 2023 . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,406,075       6,213,893       6,065,752
  --7% 2024 . . . . . . . . . . . . . . . . . . . . . . . . . . .    9,351,511       7,271,755       7,659,472
  --7 1/2% 2024 . . . . . . . . . . . . . . . . . . . . . . . . .    7,972,287       7,213,911       7,199,972
  --8% 2011 . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,000,000       2,010,000       2,011,250

                            PORTFOLIO OF INVESTMENTS
                                   Continued

                                                                    Principal
BONDS & DEBENTURES                                                   Amount           Cost           Value
-----------------------------------------------------------------  -----------    ------------    ------------
Government National Mortgage Association
  --7 1/2% 2023 . . . . . . . . . . . . . . . . . . . . . . . . .      844,652         807,698         833,830
Government National Mortgage Association (GPM)
  --14% 2014  . . . . . . . . . . . . . . . . . . . . . . . . . .       77,054          77,569          85,048
Government National Mortgage Association (MH)
  --7 1/2% 2002 . . . . . . . . . . . . . . . . . . . . . . . . .      293,771         307,725         295,240
  --8 1/4% 2006-7 . . . . . . . . . . . . . . . . . . . . . . . .      818,924         859,559         840,933
  --8 3/4% 2006 . . . . . . . . . . . . . . . . . . . . . . . . .    1,473,411       1,523,861       1,528,664
  --8 3/4% 2011 . . . . . . . . . . . . . . . . . . . . . . . . .    1,693,162       1,750,306       1,755,597
  --9% 2010-11  . . . . . . . . . . . . . . . . . . . . . . . . .    3,480,634       3,654,622       3,637,262
  --9 1/4% 2010-11  . . . . . . . . . . . . . . . . . . . . . . .    1,504,234       1,584,333       1,579,446
  --9 3/4% 2005-6 . . . . . . . . . . . . . . . . . . . . . . . .    3,819,294       4,074,029       4,048,452
  --9 3/4% 2012-13  . . . . . . . . . . . . . . . . . . . . . . .    1,512,584       1,629,336       1,603,339
  --10 1/4% 2003-5  . . . . . . . . . . . . . . . . . . . . . . .      634,114         645,446         676,124
  --10 3/4% 1999-2001 . . . . . . . . . . . . . . . . . . . . . .      743,718         782,921         799,497

Government National Mortgage Association (PL)
  --10 1/4% 2017  . . . . . . . . . . . . . . . . . . . . . . . .      945,163       1,025,502       1,001,873
Government National Mortgage Association (REMIC)
  --7.99125% 2010 . . . . . . . . . . . . . . . . . . . . . . . .    3,442,118       3,442,118       3,452,875
                                                                                  ------------    ------------
                                                                                  $157,549,436    $157,754,094
U.S. TREASURY -- 4.3%
U.S. Treasury Notes--8 1/4% 2005  . . . . . . . . . . . . . . . .  $ 1,800,000    $  1,706,250    $  1,886,625
U.S. Treasury Notes Strip--0% 2009  . . . . . . . . . . . . . . .   31,000,000      11,195,403      12,730,150
                                                                                  ------------    ------------
                                                                                  $ 12,901,653    $ 14,616,775
                                                                                  ------------    ------------
U.S. AGENCIES -- 1.2%
Tennessee Valley Authority --8 3/8% 1999  . . . . . . . . . . . .  $ 3,400,000    $  3,222,781    $  3,551,937
U.S. Small Business Administration --9.8% 1998  . . . . . . . . .      287,915         289,648         295,293
                                                                                  ------------    ------------
                                                                                  $  3,512,429    $  3,847,230
                                                                                  ------------    ------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 52.1%                                         $173,963,518    $176,218,099
                                                                                  ------------    ------------

OTHER U.S. GOVERNMENT-BACKED -- 1.5%
Republic of Turkey Trust Certificates--0% 1998  . . . . . . . . .  $ 3,000,000    $  2,473,078    $  2,631,600
State of Israel Trust Certificates--0% 1998 . . . . . . . . . . .    2,785,000       2,320,502       2,443,002
                                                                                  ------------    ------------
                                                                                  $  4,793,580    $  5,074,602
                                                                                  ------------    ------------

                            PORTFOLIO OF INVESTMENTS
                                   Continued

                                                                    Principal
BONDS & DEBENTURES                                                   Amount          Cost            Value
-----------------------------------------------------------------  -----------    ------------    ------------
MORTGAGE BONDS
ASSET BACKED -- 3.1%
Green Tree Financial Corporation (CMO)
  --6.9% 2004 . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 6,306,481    $  6,243,899    $  6,209,913
Merrill Lynch Mortgage Investors, Inc. Class A
  (backed by Manufactured Housing First Mortgages)
  --8.3% 2012 . . . . . . . . . . . . . . . . . . . . . . . . . .    4,100,000       4,105,516       4,182,000
  --9.2% 2011 . . . . . . . . . . . . . . . . . . . . . . . . . .      183,069         182,210         186,044
  --9.7% 2008 . . . . . . . . . . . . . . . . . . . . . . . . . .       51,227          51,989          51,707
                                                                                  ------------    ------------
                                                                                  $ 10,583,614    $ 10,629,664
                                                                                  ------------    ------------
MORTGAGE BACKED -- 0.9%
Drexel Burnham Lambert (CMO) Trust Series B Class B-3
  --8.9% 2016 (backed by Federal National
  Mortgage Association Bonds) . . . . . . . . . . . . . . . . . .  $   195,228    $    191,323    $    195,228
Home Mac Mortgage Securities Corporation (CMO)
  --9.15% 2019 (backed by U.S. Government
  Agency Bonds) . . . . . . . . . . . . . . . . . . . . . . . . .      490,992         412,433         500,812
Kidder Peabody Mortgage Assets (CMO) Series 5 Class G
  --8.45% 2018 (backed by U.S. Government
  Agency Bonds) . . . . . . . . . . . . . . . . . . . . . . . . .    2,162,794       2,151,980       2,162,794
                                                                                  ------------    ------------
                                                                                  $  2,755,736    $  2,858,834
                                                                                  ------------    ------------
TOTAL MORTGAGE BONDS -- 4.0%  . . . . . . . . . . . . . . . . . .                 $ 13,339,350    $ 13,488,498
                                                                                  ------------    ------------

CORPORATE BONDS & DEBENTURES
Aztar Corporation--11% 2002 . . . . . . . . . . . . . . . . . . .  $   500,000    $    500,000    $    510,000
Busse Broadcasting Corporation --11 5/8% 2000 . . . . . . . . . .    3,250,000       3,176,600       3,282,500
Genesco Inc. --10 3/8% 2003 . . . . . . . . . . . . . . . . . . .    1,000,000         980,000       1,002,500
Oregon Steel Mills, Inc. --11% 2003 . . . . . . . . . . . . . . .    1,000,000       1,000,000       1,056,250
Plantronics, Inc. --10% 2001  . . . . . . . . . . . . . . . . . .    3,248,000       3,299,575       3,353,560
RJR Nabisco Incorporated --8 5/8% 2002  . . . . . . . . . . . . .      500,000         467,750         501,875
Trump Atlantic City Associates--11 1/4% 2006  . . . . . . . . . .    6,000,000       5,945,625       5,880,000
                                                                                  ------------    ------------
TOTAL CORPORATE BONDS
 & DEBENTURES -- 4.6% . . . . . . . . . . . . . . . . . . . . . .                 $ 15,369,550    $ 15,586,685
                                                                                  ------------    ------------

TOTAL NON-CONVERTIBLE
 BONDS & DEBENTURES -- 62.2%  . . . . . . . . . . . . . . . . . .                 $207,465,998    $210,367,884
                                                                                  ------------    ------------
CONVERTIBLE SECURITIES
CONVERTIBLE BONDS & DEBENTURES -- 3.8%
Alexander Haagen Properties Inc. (Class "A")--7 1/2% 2001 . . . .  $ 1,065,000    $    923,888    $    963,825
Alexander Haagen Properties Inc. (Class "B")--7 1/2% 2001 . . . .    1,400,000       1,221,500       1,274,000

                            PORTFOLIO OF INVESTMENTS
                                   Continued

                                                                    Shares or
                                                                    Principal
CONVERTIBLE SECURITIES -- CONTINUED                                  Amount           Cost           Value
-----------------------------------------------------------------  -----------    ------------    ------------
Charming Shoppes, Inc.--7 1/2% 2006 . . . . . . . . . . . . . . .  $ 3,000,000       3,000,000       3,150,000
Diagnostic/Retrieval Systems, Inc.--8 1/2% 1998 . . . . . . . . .      852,000         615,979         856,260
Diagnostic/Retrieval Systems, Inc.--9% 2003 . . . . . . . . . . .    2,000,000       2,000,000       2,620,000
Fabri-Centers of America, Inc.--6 1/4% 2002 . . . . . . . . . . .    3,631,000       2,762,010       3,068,195
Quantum Health Resources, Inc.--4 3/4% 2000 . . . . . . . . . . .    1,000,000         776,250         912,500
                                                                                  ------------    ------------
                                                                                  $ 11,299,627    $ 12,844,780
                                                                                  ------------    ------------
CONVERTIBLE PREFERRED STOCKS -- 0.8%
Integon Corporation.  . . . . . . . . . . . . . . . . . . . . . .       30,000    $  1,500,000    $  1,680,000
Network Imaging Corporation . . . . . . . . . . . . . . . . . . .       75,000       1,400,000       1,087,500
                                                                                  ------------    ------------
                                                                                  $  2,900,000    $  2,767,500
                                                                                  ------------    ------------
TOTAL CONVERTIBLE SECURITIES -- 4.6%  . . . . . . . . . . . . . .                 $ 14,199,627    $ 15,612,280
                                                                                  ------------    ------------
LIMITED PARTNERSHIP -- 0.0%
Jewel Recovery L.P. . . . . . . . . . . . . . . . . . . . . . . .       18,594    $      9,297    $      9,297
                                                                                  ------------    ------------
SHORT-TERM INVESTMENTS -- 3.7%
U.S. Treasury Notes--7 1/4% 11/30/96  . . . . . . . . . . . . . .  $ 3,000,000    $  2,990,156    $  3,008,438
U.S. Treasury Notes--6 7/8% 4/30/97 . . . . . . . . . . . . . . .    9,500,000       9,650,234       9,568,281
                                                                                  ------------    ------------
                                                                                  $ 12,640,390    $ 12,576,719
                                                                                  ------------    ------------
TOTAL INVESTMENT SECURITIES -- 70.5%  . . . . . . . . . . . . . .                 $234,315,312    $238,566,180
                                                                                  ============    ------------
OTHER SHORT-TERM INVESTMENTS -- 28.4%
Short-term Corporate Notes:
  Exxon Asset Management Company--5 1/4% 10/1/96  . . . . . . . .  $16,000,000                    $ 16,000,000
  Ford Motor Credit Company--5.16% 10/3/96  . . . . . . . . . . .   11,600,000                      11,596,674
  General Electric Capital Services, Inc.--5.34% 10/3/96  . . . .    2,300,000                       2,299,318
  American General Finance Corporation --5.31% 10/7/96  . . . . .   14,000,000                      13,987,610
  General Motors Acceptance Corporation--5.35% 10/7/96  . . . . .   16,600,000                      16,585,198
  Hertz Corporation--5.36% 10/8/96  . . . . . . . . . . . . . . .   16,600,000                      16,582,699
  American Express Credit Corporation--5.28% 10/10/96 . . . . . .    8,650,000                       8,638,582
  General Electric Capital Services, Inc.--5.32% 10/10/96 . . . .    8,650,000                       8,638,496
State Street Bank Repurchase Agreement--4 3/4% 10/1/96
  (Collateralized by U.S. Treasury Notes--5 7/8% 1997,
  market value $1,601,922)  . . . . . . . . . . . . . . . . . . .    1,566,000                       1,566,207
                                                                                                  ------------
                                                                                                  $ 95,894,784
                                                                                                  ------------
TOTAL INVESTMENTS -- 98.9%  . . . . . . . . . . . . . . . . . . .                                 $334,460,964
Other assets less liabilities-- 1.1%  . . . . . . . . . . . . . .                                    3,835,963
                                                                                                  ------------
TOTAL NET ASSETS -- 100%  . . . . . . . . . . . . . . . . . . . .                                 $338,296,927
                                                                                                  ============

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1996



ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $234,315,312)  . . . . . . . . . . . . . . . . . . .       $238,566,180
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less) . . . . . . . . . . . . . . . . . . .         95,894,784    $334,460,964
                                                                                  ------------
  Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                316
  Receivable for:
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  2,886,217
    Capital Stock sold  . . . . . . . . . . . . . . . . . . . . . . . . . .          1,414,419       4,300,636
                                                                                  ------------    ------------
                                                                                                  $338,761,916


LIABILITIES
  Payable for:
    Capital Stock repurchased . . . . . . . . . . . . . . . . . . . . . . .       $    219,811
    Advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            136,228
    Accrued expenses and other liabilities  . . . . . . . . . . . . . . . .            108,950         464,989
                                                                                  ------------    ------------

NET ASSETS -- equivalent to $10.97 per share on 30,829,948
  shares of Capital Stock outstanding . . . . . . . . . . . . . . . . . . .                       $338,296,927
                                                                                                  ============


SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 30,829,948 shares . . . . . . . . . . .                       $    308,299
  Additional Paid-in Capital  . . . . . . . . . . . . . . . . . . . . . . .                        326,740,364
  Undistributed net realized gains on investments . . . . . . . . . . . . .                          1,653,523
  Undistributed net investment income . . . . . . . . . . . . . . . . . . .                          5,343,873
  Unrealized appreciation of investments  . . . . . . . . . . . . . . . . .                          4,250,868
                                                                                                  ------------
  Net assets at September 30, 1996  . . . . . . . . . . . . . . . . . . . .                       $338,296,927
                                                                                                  ============





See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 1996



INVESTMENT INCOME
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $18,240,477
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            319,298
                                                                                                   -----------
                                                                                                   $18,559,775

EXPENSES
    Advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 1,283,864
    Transfer agent fees and expenses  . . . . . . . . . . . . . . . . . . .            111,491
    Registration fees . . . . . . . . . . . . . . . . . . . . . . . . . . .             97,924
    Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . .             45,234
    Audit fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             23,040
    Postage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             22,615
    Directors' fees and expenses  . . . . . . . . . . . . . . . . . . . . .             21,556
    Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             13,736
    Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . .             13,113
    Legal fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,717
    Taxes, other than federal income tax  . . . . . . . . . . . . . . . . .                800
    Other expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,861       1,651,951
                                                                                   -----------     -----------
            Net investment income . . . . . . . . . . . . . . . . . . . . .                        $16,907,824
                                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)  . . . . .        $52,256,522
    Cost of investment securities sold  . . . . . . . . . . . . . . . . . .         50,306,075
                                                                                   -----------
        Net realized gain on investments  . . . . . . . . . . . . . . . . .                        $ 1,950,447

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year  . . . . . . . . . . . . .        $ 5,407,459
    Unrealized appreciation at end of year  . . . . . . . . . . . . . . . .          4,250,868
                                                                                   -----------
        Decrease in unrealized appreciation of investments  . . . . . . . .                         (1,156,591)
                                                                                                   -----------

            Net realized and unrealized gain on investments . . . . . . . .                        $   793,856
                                                                                                   -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $17,701,680
                                                                                                   ===========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                             For the Year Ended September 30,
                                                  ------------------------------------------------------------
                                                              1996                           1995
                                                  -----------------------------   ----------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income . . . . . . . . . . .     $ 16,907,824                    $ 10,111,535
  Net realized gain on investments  . . . . .        1,950,447                       3,080,818
  Increase (decrease) in unrealized
   appreciation of investments  . . . . . . .       (1,156,591)                      4,526,158
                                                  ------------                    ------------
Increase in net assets resulting
  from operations . . . . . . . . . . . . . .                      $ 17,701,680                   $ 17,718,511
Distributions to shareholders:
  From net investment income  . . . . . . . .     $(14,518,692)                   $ (9,257,545)
  From net realized capital gains . . . . . .       (3,355,550)     (17,874,242)            --      (9,257,545)
                                                  ------------                    ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold  . . . . .     $157,921,206                    $100,118,255
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions  . . . . .       12,754,692                       7,265,944
  Cost of Capital Stock repurchased . . . . .      (39,224,350)     131,451,548    (31,535,316)     75,848,883
                                                  ------------     ------------   ------------    ------------
Total increase in net assets  . . . . . . . .                      $131,278,986                   $ 84,309,849

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $2,954,741 and $2,100,751  . . . . . . .                       207,017,941                    122,708,092
                                                                   ------------                   ------------
End of year, including
  undistributed net investment income
  of $5,343,873 and $2,954,741  . . . . . . .                      $338,296,927                   $207,017,941
                                                                   ============                   ============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold  . . . . . . . .                        14,518,767                      9,332,648
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions . . . . . . . . . . . . .                         1,178,442                        693,811
Shares of Capital Stock repurchased . . . . .                        (3,608,711)                    (2,947,243)
                                                                   ------------                   ------------
Increase in Capital Stock
  outstanding . . . . . . . . . . . . . . . .                        12,088,498                      7,079,216
                                                                   ============                   ============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                   For the Year Ended September 30,
                                                      --------------------------------------------------------
                                                       1996        1995        1994        1993         1992
                                                      -------     -------     -------     -------     --------
Per share operating performance:
Net asset value at beginning of year  . . . . . .     $ 11.05     $ 10.52     $ 11.32     $ 10.90     $  10.47
                                                      -------     -------     -------     -------     --------
Net investment income . . . . . . . . . . . . . .     $  0.68     $  0.67     $  0.68     $  0.70     $   0.73
Net realized and unrealized gain (loss)
  on investment securities  . . . . . . . . . . .        0.06        0.55       (0.51)       0.49         0.66
                                                      -------     -------     -------     -------     --------
Total from investment operations  . . . . . . . .     $  0.74     $  1.22     $  0.17     $  1.19     $   1.39
                                                      -------     -------     -------     -------     --------
Less distributions:
  Dividends from net investment income  . . . . .     $ (0.66)    $ (0.69)    $ (0.70)    $ (0.70)    $  (0.76)
  Distributions from net realized
    capital gains . . . . . . . . . . . . . . . .       (0.16)         --       (0.27)      (0.07)       (0.20)
                                                      -------     -------     -------     -------     --------
Total distributions . . . . . . . . . . . . . . .     $ (0.82)    $ (0.69)    $ (0.97)    $ (0.77)    $  (0.96)
                                                      -------     -------     -------     -------     --------
Net asset value at end of year  . . . . . . . . .     $ 10.97     $ 11.05     $ 10.52     $ 11.32     $  10.90
                                                      =======     =======     =======     =======     ========
Total investment return*  . . . . . . . . . . . .       7.00%       12.14%       1.60%      11.42%      14.10%
Ratios/supplemental data:
Net assets at end of year (in $000's) . . . . . .     338,297      207,018     122,708     115,062      80,489
Ratio of expenses to average net assets . . . . .       0.63%        0.68%       0.74%       0.73%       0.78%
Ratio of net investment income to
  average net assets  . . . . . . . . . . . . . .       6.44%        6.50%       6.41%       6.48%       7.17%
Portfolio turnover rate . . . . . . . . . . . . .         16%          31%         39%         41%         22%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.


--------------------------------------------------------------------------------

        FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS


                                                                  Ordinary Income                 Long-Term
                                        Per Share           ---------------------------          Capital Gain
           Payable Date                  Amount             Qualifying   Non-Qualifying          Distribution
---------------------------------        ------             ----------   --------------          ------------
October 15, 1995  . . . . . . . .        $0.16                3.7%           96.3%                    -0-
January 8, 1996 . . . . . . . . .        $0.32+               1.4%           65.8%                   32.8%
April 15, 1996  . . . . . . . . .        $0.17                1.6%           98.4%                    -0-
July 15, 1996 . . . . . . . . . .        $0.17                1.6%           98.4%                    -0-

+ This amount includes a $0.16 capital gain distribution of which $0.055 was short-term capital gains and therefore taxable as ordinary income. This is in addition to the $0.16 income dividend which is also taxable as ordinary income. Even though payment was made in 1996, this distribution was taxable to shareholders in 1995 under provisions of the Internal Revenue Code.

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 1997 setting forth specific amounts to be included in their 1996 tax returns.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 1996

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.  Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

    Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $106,698,464 for the year ended September 30, 1996. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at September 30, 1996 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

    Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

    For the year ended September 30, 1996, the Fund paid aggregate fees of $21,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 1996

NOTE 4 -- DISTRIBUTOR

    For the year ended September 30, 1996, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $183,468 in net Fund share sales commissions after reallowance to other dealers. The
Distributor pays its own overhead and general administrative  expenses,   the
cost  of supplemental sales literature, promotion and advertising.



NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

    On September 30, 1996, the Board of Directors declared a dividend from net investment income of $0.17 per share payable October 15, 1996 to shareholders of record on September 30, 1996. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, October 1, 1996.




--------------------------------------------------------------------------------

                          REPORT OF ERNST & YOUNG LLP,

                              INDEPENDENT AUDITORS



TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA NEW INCOME, INC.

    We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc., including the portfolio of investments, as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, including confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Los Angeles, California
November 1, 1996

DIRECTORS                               DISTRIBUTOR

Donald E. Cantlay                       FPA Fund Distributors, Inc.
DeWayne W. Moore                        11400 West Olympic Boulevard, Suite 1200
Lawrence J. Sheehan                     Los Angeles, California 90064
Kenneth L. Trefftzs

                                        COUNSEL

                                        O'Melveny & Myers LLP
                                        Los Angeles, California
OFFICERS

Robert L. Rodriguez, President and      INDEPENDENT AUDITORS
  Chief Investment Officer
Julio J. de Puzo, Jr., Executive
  Vice President                        Ernst & Young LLP
Christopher Linden, Senior Vice         Los Angeles, California
  President
Eric S. Ende, Vice President
William D. Jacobs, Treasurer
Sherry Sasaki, Secretary                CUSTODIAN & TRANSFER AGENT
Christopher H. Thomas, Assistant
  Treasurer
                                        State Street Bank and Trust Company
                                        Boston, Massachusetts


                                        SHAREHOLDER SERVICE AGENT

INVESTMENT ADVISER                      Boston Financial Data Services, Inc.
                                        P.O. Box 8500
First Pacific Advisors, Inc.            Boston, Massachusetts  02266-8500
11400 West Olympic Boulevard            (800) 638-3060
Suite 1200                              (617) 328-5000
Los Angeles, California  90064




This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.